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                                                                    EXHIBIT 32.1

                                  CERTIFICATION

In connection with the Annual Report on Form 10-K of Liquidmetal Technologies Incorporated (the Company) for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, John Kang, President and Chief Executive Officer of the Company, certify pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Report fully complies with the requirements of Section 13 (a) or 15
      (d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Date: November 9, 2004          By: /s/  John Kang
                                         -------------------------------------
                                         John Kang
                                         President and Chief Executive Officer